Supplement dated June 7, 2013 to the

Statements of Additional Information

Lord Abbett global fund, inc.

Lord Abbett Global Allocation Fund

Lord Abbett INVESTMENT TRUST

Lord Abbett Balanced Strategy Fund

Lord Abbett Diversified Equity Strategy Fund

Lord Abbett Diversified Income Strategy Fund

Lord Abbett Growth & Income Strategy Fund

Lord Abbett SECURITIES TRUST Lord Abbett Alpha Strategy Fund

For each Fund listed above (each, an “Allocation Fund”), the following is added to the statement of additional information under “Investment Policies – Foreign Currency Transactions:”

Each Allocation Fund may enter into, and may maintain net long or short positions in connection with, foreign currency transactions to gain investment exposure to foreign currencies, including currencies that are not represented by the investments of its underlying funds.

Please retain this document for your future reference.